EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the use in this E*twoMEDIA.com, Registration Statement on Form S-8 relating to the registration of the E*twoMEDIA.com Stock Incentive Plan of our report dated for the years ended December 31, 1999.

                                             /s/ Nelson, Mayoka., P.C.
                                             Nelson, Mayoka., P.C.
                                             Certified Public Accountants

December 11th, 2000
New York, New York